(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Earnings (Loss) Per Share	Earnings Per Share
The net income available for common shareholders and earnings per common share are presented in the table below:

	Year Ended December 31,
	2024 $	2023 $	2022 $
Net income	403,667	519,890	235,427

Weighted-average number of common shares - basic (1)	34,406,223	34,159,818	33,997,579
Dilutive effect of stock-based awards	299,249	408,342	289,496
Weighted average number of common shares - diluted	34,705,472	34,568,160	34,287,075
Earnings per common share:
- Basic	11.73	15.22	6.92
- Diluted	11.63	15.04	6.87
(1) Includes unissued common shares related to non-forfeitable stock-based compensation.
Stock-based awards that have an anti-dilutive effect on the calculation of diluted earnings per common share are excluded from this calculation. In the years where a loss attributable to shareholders has been incurred, all stock-based awards are anti-dilutive. For the years ended December 31, 2024, 2023 and 2022, totals of 1,229, nil and 49,163 restricted stock units, respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share. For the years ended December 31, 2024, 2023 and 2022, options to acquire nil, 5,463 and 0.2 million shares of the Company’s Class A common shares, respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share.